EXHIBIT 10.2

THESE SECURITIES (INCLUDING ANY UNDERLYING SECURITIES) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                           Dynamic Leisure Corporation
                              10% Convertible Note

Issue Date: June 15,2007
Principal Amount: $150,000.00

1. Consideration. FOR VALUE RECEIVED, Dynamic Leisure Corporation (the "Company"), a Minnesota corporation, hereby promises to pay to the order of Seaside Capital II, LLC or its registered assigns (hereinafter, the "Holder"), (one hundred fifty thousand dollars ($150,000) in lawful money of the United States on October 15,2007 (the "Maturity Date"), with interest thereon from the date of this note ( the "Note") in like money at the rate often percent (10%) per annum on the unpaid balance of this Note until paid. The outstanding principal amount under this Note shall be reduced by that portion of the principal amount of this Note that has been converted into the Company's common stock, par value $.0001 per share (the "Common Stock"), pursuant to Section 5. Holder shall deliver the Principle Amount concurrently with the execution of this Note.

2. Payment. Principal and interest shall be payable at the address set forth on the signature page of this Note or at the most recent address as the Holder shall have designated to the Company in writing. At the Company's option, any interest payment required to be paid on this Note may be made in the form of Common Stock, with the number of shares of such Common Stock to be payable in lieu of such interest payments to be determined in accordance with the provisions of Section 5, as if such interest payment were a portion of the principal amount of the Note to be converted into Common Stock.

3. Prepayment. Upon five days prior written notice to Holder. the Company may prepay this Note in whole or in part; provided that: any such prepayment will be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

4. Issuance of Note. This Note has been issued by the Company pursuant to the authorization of the Board of Directors of the Company (the "Board").

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5. Conversion.

(a) Automatic Conversion. In the event the Company consummates, prior to the Maturity Date, an equity or debt financing pursuant to which it sells shares of its common stock (or securities convertible into or exercisable for shares of its common stock) with an aggregate sales price of not less than $1,000,000, excluding this Note (a "Qualified Financing"), then the outstanding principal amount of and all accrued interest under this Note shall automatically convert into securities identical to and at the same price and on the same terms as the securities issued to the investors that participate in the Qualified financing. The Holder agrees to deliver the original of this Note (or a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement acceptable to the Company whereby the holder agrees to indemnify the Company from any loss incurred by it in connection with this Note) at the closing of the Qualified Financing for cancellation; provided, however, that upon satisfaction of the conditions set forth in this Section 5(a), this Note shall be deemed converted and of no further force and effect, whether or not it is delivered for cancellation as set forth in this sentence.

(b) Optional Conversion. If no Qualified Financing takes place prior to the Maturity Date, then all or a portion of the outstanding principal amount of and all accrued interest under this Note shall be convertible at the option of the Holder into that number of shares of the Company's Common Stock determined by multiplying 50% times the average of the Trading Prices (as defined below) for the Company's Common Stock during the twenty (20) Trading Day period ending one Trading Day prior to the date the Conversion Notice is sent by the Holder to the Borrower. "Trading Price" means the closing trading price on the Over-the-Counter Bulletin Board (the "OTCBB") as reported by a reliable reporting service (adjusted to reflect subsequent stock dividends, stock splits, combinations or recapitalizations). Before the Holder shall be entitled to convert this Note into shares of Common Stock under this Section 5(b), it shall surrender this Note, duly endorsed, at the office of the Company and shall give written notice to the Company at its principal corporate office, of the election to convert the same pursuant to this Section, and shall state therein the amount of the unpaid principal amount of this Note to be converted and the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to Holder a certificate or certificates for the number of shares of Common Stock to which Holder shall be entitled upon conversion (bearing such legends as are required by the common stock purchase agreement, and applicable state and federal securities laws in the opinion of counsel to the Company), together with a replacement Note (if any principal amount is not converted) and any other securities and property to which Holder is entitled upon such conversion under the terms of this Note, including a check payable to Holder for any cash amounts payable as described in Section 5(c). The conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of this Note, and the person or persons entitled to receive the shares of Common Stock upon such conversion shall be treated for all purposes as the record Holder or Holders of such shares of Common Stock as of such date.

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(c) Fractional Shares; Interest; Effect of Conversion. No fractional shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to Holder upon the conversion of this Note, the Company shall pay to Holder an amount equal to the product obtained by multiplying the conversion price by the fraction of a share not issued pursuant to the previous sentence. In addition, the Company shall pay to Holder any interest accrued on the amount converted and on the amount to be paid to the Company pursuant to the previous sentence. Upon conversion of this Note in full and the payment of any amounts specified in this Section 5(c), the Company shall be forever released from all its obligations and liabilities under this Note.

6. Limitation on Certain Corporate Acts. The Company hereby covenants and agrees that upon any consolidation or merger or upon the transfer of all or substantially all of the property or assets of the Company, the due and punctual payment of the principal and interest on this Note in accordance with its terms shall be expressly assumed by the corporation formed by such consolidation or into which the Company shall have merged, or by the purchaser of such property or assets; and such assumption shall be an express condition of such merger or consolidation agreement or agreement for the transfer of property or assets.

7. Events of Default. Anyone or more of the following events shall constitute an Event of Default:

(a) The Company shall fail to pay Holder within five (5) business days of the due date, any principal or interest payment on the due date hereunder;

(b) Failure to deliver the shares of Common Stock required to be delivered upon conversion of this Note in the manner and at the time required;

(c) Failure of the Company to have authorized the number of shares of Common Stock issuable upon conversion of this Note;

(d) A decree or order by a court having jurisdiction has been entered adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization of the Company under any applicable bankruptcy law and such decree or order has continued undischarged or unstayed for a period of sixty
(60) days: or a decree or order of a court having jurisdiction for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of all or substantially all of its property, or for the winding-up or liquidation of its affairs, has been entered, and has remained in force undischarged or unstayed for a period of sixty (60) days; or

(e) the Company institutes proceedings to be adjudicated a voluntary bankrupt. or consents to the filing of a bankruptcy proceeding against it, or files a petition or answer or consent seeking reorganization under applicable law, or consents to the filing of any such petition or to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of all or substantially all of its property, or makes all assignment for the benefit of creditors, or admits in writing its inability to pay its debts

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generally as they become due; then, and in each and every such case, so long as such event of default has not been remedied and unless the principal of this Note has already become due and payable, the Holder, by notice in writing to the Company, may declare the outstanding and unpaid principal of this Note and the interest accrued thereof, if not already due and payable, to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything herein contained to the contrary notwithstanding.

8. Rights of Holder upon Default. Upon the occurrence or existence of any Event of Default and at any time thereafter during the continuance of such Event of Default, the Holder may, by written notice to the Company, declare all outstanding principal and interest due under the Note payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein.

9. Transferability. Subject to Section 14, below, this Note is transferable, in whole or in part. The Holder may submit a written request, in person or by his duly authorized attorney, for a transfer of the Note on the register of the Company maintained at its principal offices. IN the event that the Holder should seek to transfer this Note, the Company shall hereby have a right of first refusal to purchase this Note upon the same terms and conditions as have been offered to any other third party (""the Potential Purchaser"), If the Company does not elect to purchase this Note within 5 business days of the Request for Transfer, the Holder may transfer this Note to a Potential Purchaser. The Company may deem and treat the person in whose name this Note is registered as the absolute owner hereof, for the purpose of receiving payment of the principal thereof and interest hereon, whether or not the same shall be overdue, and for all other purposes whatsoever, including but without limitation, the giving of any written notices required hereunder, and the Company shall not be affected by any notice to the contrary.

10. Acceptance of Holder. This Note is subject to all of the covenants, obligations, conditions, rights, limitations and other provisions stated herein, to all of which the Holder and each successive holder hereof by acceptance of this Note assents.

11. Amendments and Modification. Changes in or additions to this Note may be made, and compliance with any covenant or condition herein set forth may be omitted only if the Company shall obtain the written consent from the Holder of this Note.

12. Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed. mailed or delivered to each party at the respective addresses of the parties as set forth on the signature page of this Note, or at such other address or facsimile number as the Company shall have furnished to Holder in writing. All such notices and communications will be deemed effectively given the earlier of
(i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service

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of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

13. Non-Waiver. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder.

14. Transfer of this Note or Securities Issuable on Conversion Hereof. With respect to any offer, sale or other disposition of this Note or securities into which this Note may be converted, Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of Holder's counsel, or other evidence if reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, if so requested, or other evidence, the Company, as promptly as practicable, shall notify Holder that Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this
Section 14 that the opinion of counsel for Holder, or other evidence, is not reasonably satisfactory to the Company, the Company shall so notify Holder promptly after such determination has been made. The Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

15. Should the Holder of any Common Shares issued to the Holder pursuant to the conversion of this Note (the "Conversion Shares") desire to sell such Conversion Shares pursuant to a valid exemption from registration under the Securities Act of 1933, as amended, then the Company shall, at no cost to the Holder, cooperate with the Holder to provide Holder with such documentation as may be necessary, in the opinion of Company's legal counsel, to allow Holder to sell such Conversion Shares in compliance with applicable securities laws, including (i) instructions to its transfer agent and (ii) an opinion of counsel (the "Transfer Documentation"), subject to the receipt of such documentation as may be required from Holder in the opinion of Companys legal counsel. If a valid exemption from registration is available to Holder for the sale of the Conversion Shares, but the Company has failed to provide the Transfer Documentation within fifteen (15) days after receiving a written notice of Holder's intent to sell from the Holder together with all documentation from Holder as the Company or its legal counsel has requested with respect to such sale, then the Company shall indemnify the Holder against any loss in the value of his Conversion Shares until such time as the Transfer Documentation has been

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provided. If the Company's failure to provide the Transfer Documentation continues for thirty (30) days, then in addition to the aforementioned indemnification, the Company shall pay to the Holder a penalty equal to five hundred dollars ($500) per day.

16. Governing Law. Note shall be construed and enforced in accordance with and governed by the laws of the State of Florida, without giving effect to principles of conflicts of law.

IN WITNESS WHEREOF, the Company has caused this Note to be executed on June 15, 2007.

Dynamic Leisure Corporation

By:      /s/ Daniel G. Brandano
Name:    Daniel G. Brandano
Title:   President & C.E.O.

Accepted by:

By:      /s/ William I. Ritger
Name:    William I. Ritger, Managing Member
         Seaside Capital II, LLC
         750 Ocean Royale Way, Suite 805
         Juno Beach, FL 33408

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NOTICE OF CONVERSION

The conversion form appearing below should only be executed by the Holder desiring to convert all or part of the principal amount of the Note attached hereto.

                                 CONVERSION FORM

Date:

TO:

The undersigned hereby exercises the conversion privilege upon the terms and conditions set forth in the attached Note, to the extent of the maximum number of shares of Common Stock issuable pursuant to the terms the Note, and accordingly, authorizes the Company to apply $__________ principal amount of the attached Note to payment in full for such shares of Common Stock. Please register such shares and make delivery thereof as follows:

         Registered in the Name of (Giving First or Middle Name in Full)

         Name
         (Please Print)
         Address

DELIVERY INSTRUCTIONS

To be completed ONLY if Certificates are to be mailed to persons other than the Registered Holder.

         Name
         (Please Print)
         Address
         Signature

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                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto the within Note and all rights thereunder, hereby irrevocably authorizing the Company to transfer said Note on the hooks of the Company, with full power of substitution in the premises.

Dated:

Signature:

Print Name:

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